Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): March 27, 2003




                        Commission File Number:   0-30018



                             MERIDIAN HOLDINGS, INC.
             (Exact name of registrants specified in its charter)




               COLORADO                                 52-2133742

     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)





















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ITEM  1.  Changes  in  Control  of  Registrant                  Not  Applicable

ITEM  2.  Acquisition  or  Disposition  of  Assets              Not  Applicable

ITEM  3.  Bankruptcy  or  Receivership                          Not  Applicable

ITEM  4.  Changes  in  Registrant's  Certifying  Accountant     Not  Applicable

ITEM  5.  Other  Materially  Important  Events

On March 26, 2003, the board of directors approved the appointment of Mr. Randy Simpson, CPA, as a new member of the board of Directors, of the registrant, following the acceptance of the resignation of Dr. James Kyle, 11 as a member of the board of directors.

ITEM  6.  Resignation  of  Registrant's  Directors

On March 26, 2003, the registrant accepted the resignation of Dr. James Kyle, 11 as a member of the board of Directors.

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS
     (a)    FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.     (None)
     (b)    EXHIBITS.

ITEM  8:  Change in Fiscal year                                Not Applicable

ITEM  9:  Regulation FD Disclosure

On March 27, 2003, the registrant issued a press release announcing the appointment of Mr. Randy Simpson, CPA, as the new member of the board of directors, as well as the resignation of Dr. James Kyle,11 from the board of directors of the registrant.

EXHIBIT ITEM.     DESCRIPTION
------------     -------------

Exhibit  99.1  -   Copy of the Press Release of March 27, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Meridian  Holdings,  Inc.
                                          (Registrant)

Date:  March  27, 2003              By:/s/  Anthony  C.  Dike
                                      -------------------------
                                          Anthony  C.  Dike
                                 (Chairman, Chief Executive Officer)


















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EXHIBIT  99.1


FOR  IMMEDIATE  RELEASE:     Thursday,  March  27,  2003

CONTACT:  Anthony  C.  Dike,  M.D.          Madeleine  Franco
          Meridian  Holdings,  Inc.         Jordan  Richard  Assoc.
          213-627-8878                      801-463-0305
          www.meho.com                      ir@jordanrichard.com
          ------------                      --------------------

                 MERIDIAN HOLDINGS, INC.  NAMES NEW BOARD MEMBER

LOS ANGELES, CALIF.--Anthony C. Dike, MD, Chairman of Meridian Holdings, Inc. (OTC BB: MEHO; www.meho.com) announced today the appointment of Randy Simpson
                 ------------
of Salt Lake City to the company's board of directors. Simpson's appointment fills the vacancy created by the resignation of James Kyle II.
     Simpson, a Certified Public Accountant with nearly 30 years' experience, began his career with Ernst & Young's Salt Lake City office. He has served in a variety of finance and accounting capacities, including chief financial officer for Rocky Mountain Helicopters (medical helicopters) and controller (Gulf Energy). In conjunction with his independent accounting practice, he has provided registration work and financial advisory assistance to a number of North American public companies. He received a BS in marketing and an MS in accounting from Utah State University.
     "Randy comes to Meridian with an impressive track record in finance and marketing and an excellent working knowledge of SEC compliance issues. We are confident in his ability to provide valuable guidance and marketing assistance to the company as it seeks to expand its customer base among hospitals and other healthcare providers," said Dike.
     MERIDIAN HOLDINGS, INC. is a healthcare services and technology company. Meridian's network of affiliated companies is designed to encourage maximum leverage of information technology, operational excellence, industry expertise, and synergistic business opportunities. Meridian is committed to building shareholder value by positioning affiliated companies as independent business entities in which Meridian shareholders enjoy equity participation. Meridian affiliate For additional information about Meridian and its affiliated companies, visit the company's web site at www.meho.com.
                                                  ------------

Statements in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and any amendments thereto. Material that is forward-looking may contain statements about expected future events and/or financial results that are forward-looking in nature. Editors and investors are cautioned that such forward-looking statements invoke risk and uncertainties that may cause the Company's results to differ from such forward-looking statements. These include, but are not limited to, economic, competitive, governmental, technological, and other factors discussed in the statements and/or in the Company's filings with the Securities and Exchange Commission.
                                      #  #  #

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